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                                                                    EXHIBIT 10.8

                              SECOND AMENDMENT TO
                     SPLIT DOLLAR LIFE INSURANCE AGREEMENT
                              (ORIGINAL POLICIES)
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                                                     ORIGINAL IN OH&S WILL VAULT

                              SECOND AMENDMENT TO
                     SPLIT DOLLAR LIFE INSURANCE AGREEMENT
                              (ORIGINAL POLICIES)

          This second amendment to that certain Split Dollar Life Insurance Agreement dated as of April 6, 1992, by and between CROWLEY MARITIME CORPORATION, a Delaware corporation (the "Corporation") and THOMAS B. CROWLEY, JR., (its "Employee"), as amended on May 1, 1995, (the "Agreement"), is made on July 20, 1998 (this "Second Amendment"), by and between the Corporation, the Employee, and Thomas B. Crowley, Jr., as Trustee of the THOMAS B. CROWLEY, JR., REVOCABLE TRUST u/t/a dtd. July 1, 1998, by and between Thomas B. Crowley, Jr., as trustor and as trustee (the "Trust").

                                    RECITALS

          1. The Corporation and the Employee entered into a Split Dollar Life Insurance Agreement as of April 6, 1992, with respect to certain policies of insurance on the life of the survivor of Thomas B. Crowley and Molly Crowley, as shown on the attached Schedule A (each such policy being referred to herein as the "Policy").

          2. The Split Dollar Life Insurance Agreement was amended on May 1, 1995, and pursuant to said amendment the Employee made a limited collateral assignment of the Policy to the Corporation (collectively, the "Limited Collateral Assignments").

          3. The Employee created the Trust on July 1, 1998, and, with the agreement of the Corporation, transferred to the Trust all of his right, title and interest in and to the Policy.

          4. The parties hereto with to amend the Agreement to reflect the new ownership of the Policy resulting from the Employee's transfer to the Trust.
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NOW, THEREFORE, the parties agree as follows:

          First:    Paragraph 1 of the Agreement (titled "Ownership Of The
Policies") through paragraph 5 of the Agreement (titled "Rights Upon Death Of Insureds") are amended in their entirety to read as follows:

          "1.  Ownership of the Policy.

               "(a) The Trust is the sole owner of the Policy, and may exercise all incidents of ownership with respect thereto without the Corporation's consent, subject only to the limited rights given the Corporation under the terms of the limited collateral assignments provided for in this Agreement.

               "(b) The Corporation shall neither have nor exercise any rights as collateral assignee of the Policy that could in any way defeat or impair he Trust's right to receive the cash surrender value or the death proceeds of the Policy in excess of the amount due to the Corporation hereunder. In no event shall the Corporation have the power to change the beneficiary, to surrender the Policy, to assign the Policy or revoke an assignment, to pledge the Policy for a loan, or to obtain from the insurer a loan against the surrender value of the Policy. All provisions of this Agreement and of such collateral assignment shall be construed so as to carry out such intention. A form of the Limited Collateral Assignment is attached hereto as Exhibit A.

          "2.  Premium Payments.

               "(a) The Corporation shall pay the entire premium on the Policy on or before the date said premium is due or the end of the grace period allowed for the payment of premiums.

               "(b) Until this Agreement is terminated, the Employee or the Trust shall pay to the Corporation each year an amount equal to the economic benefit tot he Employee with respect to the Policy as determined under applicable Internal Revenue Service rulings.

          "3. Termination Of This Agreement. This Agreement shall terminate upon the first to occur of any one of the following events (the "Termination Event"):

               "(a) Upon surrender of the Policy by the Trust to the issuer of the Policy;

               "(b) If the full payment required pursuant to paragraph 2(b) of this Agreement is not made within 60 days after notice from the Corporation of the amount due;



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               "(c)  at the option of the Corporation if the Employee ceases to be employed by the Corporation; or

               "(d) bankruptcy, insolvency or dissolution of the Corporation.

          "4.  Rights Upon Termination.  Upon the termination of this Agreement,

               "(a) the obligations of the Corporation to pay the premiums on the Policy shall cease; and

               "(b) within 30 days after the Termination Event, the Trust shall pay to the Corporation an amount equal to the lesser of (i) the Policy cash surrender value or (ii) the amounts paid by the Corporation pursuant to paragraph 2(a) of this Agreement (reduced by all payments made by the Employee and/or the Trust under paragraph 2(b)).

          "5. Rights Upon Death of Insureds. Unless this Agreement is sooner terminated as provided in this Agreement, within 30 days after the death of the surviving Insured under the Policy, the Trust shall pay to the Corporation an amount equal to the amounts paid by the Corporation pursuant to paragraph 2(a) of this Agreement (reduced by all payments made by the Employee and/or the Trust under paragraph 2(b))."

          Second:   The Corporation, the Employee and the Trustee of the Trust
warrant that no promise, inducement or agreement not contained or referred to in the Agreement or in this Second Amendment has been made to it or to him in connection with this Second Amendment.

          Third:    The Agreement, as amended by this Second Amendment, is
binding upon and inures to the benefit of the Corporation, the Employee and the Trust and their representatives, agents, servants, employees, heirs, beneficiaries, trustees, successors, executors, administrators, attorneys, partners, insurers, stockholders, predecessors and assigns.

          Fourth:   By his signature, the Trustee agrees that the Trust will be bound by the terms of the Agreement, as amended by this Second Amendment, and by the terms of the Limited Collateral Assignments, from and after the date hereof.



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          Fifth:    The terms used herein and not defined shall have the meaning assigned to them in the Agreement.

          Sixth:    Except as modified by this Second Amendment, all provisions of the Agreement shall remain in effect.

          IN WITNESS WHEREOF, the parties hereto have signed this Second Amendment to Split Dollar Life Insurance Agreement as of the day and year first above written.



                                     CROWLEY MARITIME CORPORATION

                                     By:  /s/Thomas B. Crowley, Jr.
                                          --------------------------------------



                                     By:  /s/William Pennella
                                          --------------------------------------
                                          Exec, V.P.



                                          /s/Thomas B. Crowley, Jr.
                                          --------------------------------------
                                          Thomas B. Crowley, Jr.,
                                          Trustee of the Thomas B. Crowley, Jr.,
                                          Revocable Trust



                                          /s/Thomas B. Crowley, Jr.
                                          --------------------------------------
                                          Thomas B. Crowley, Jr.,
                                          Employee





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                                   SCHEDULE A
   (Policies On Life Of The Survivor Of Thomas B. Crowley and Molly Crowley)


      INSURANCE COMPANY        POLICY DESCRIPTION/NO.        FACE AMOUNT
      -----------------        ----------------------        -----------

        New York Life          Survivorship Whole Life
        Insurance Co.              No.44 523 467             $20,000,000

     John Hancock Mutual         Estate Protection
      Life Insurance Co.           No.80 008 303             $15,000,000

     Manufacturers Life             Survivorship
        Insurance Co.              No.5,128,621-9             $5,000,000